                                    EXHIBIT 25

                                POWER OF ATTORNEY
                                -----------------


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, in his or her capacity as a Director or Officer of The Summit Bancorporation ("Summit"), hereby constitutes and appoints John F. Kuntz his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, and in any and all capacities, to execute a registration statement on Form S-8 under the Securities Act of 1933 concerning the conversion to Summit options of certain outstanding stock options issued under the former Crestmont Financial Corp. ("Crestmont") Employee Stock Compensation Program, in connection with the merger of Crestmont with and into Summit which was consummated on September 13, 1994, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute and file any and all amendments thereto (including post-effective amendments), granting unto said attorney-in-fact and agent full power and authority to do each and every act requisite and necessary to be done, as fully and to all intents and purposes as he or she might do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.


Dated: October 18, 1995            /S/ Thomas D. Sayles, Jr.
                                   -------------------------
                                   Thomas D. Sayles, Jr.


                                   /S/ Robert G. Cox
                                   -------------------------
                                   Robert G. Cox


                                   /S/ John R. Feeney
                                   -------------------------
                                   John R. Feeney


                                   /S/ Allan G. Anderson
                                   -------------------------
                                   Allan G. Anderson


                                   /S/ S. Rodgers Benjamin
                                   -------------------------
                                   S. Rodgers Benjamin


                                   /S/ James C. Brady, Jr.
                                   -------------------------
                                   James C. Brady, Jr.


                                   /S/ Samuel V. Gilman, Jr.
                                   -------------------------
                                   Samuel V. Gilman, Jr.

                                   /S/ William Boyce Lum
                                   ----------------------------
                                   William Boyce Lum


                                   /S/ S. Griffin McClellan III
                                   ----------------------------
                                   S. Griffin McClellan III


                                   /S/ Robert W. Parsons, Jr.
                                   ----------------------------
                                   Robert W. Parsons, Jr.


                                   /S/ Reeve Schley III
                                   ----------------------------
                                   Reeve Schley III


                                   /S/ Orin R. Smith
                                   ----------------------------
                                   Orin R. Smith


                                   /S/ Douglas G. Watson
                                   ----------------------------
                                   Douglas G. Watson


                                   /S/ Kate B. Wood
                                   ----------------------------
                                   Kate B. Wood